UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08025

Global Income Fund, Inc.
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices) (Zipcode)

John F. Ramírez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-344-6310

Date of fiscal year end: 12/31

Date of reporting period: 1/1/12 - 06/30/12

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSRS and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

GLOBAL INCOME FUND

SEMI-ANNUAL REPORT
June 30, 2012

Ticker:

GIFD

11 Hanover Square
New York, NY 10005

www.GlobalIncomeFund.net

TOP TEN HOLDINGS
at June 30, 2012

1.	State Street Bank and Trust Company, Grand Cayman Branch, Eurodollar Time Deposit	6.	Simon Property Group Inc.

2.	Public Storage	7.	Taubman Centers Inc.

3.	Extra Space Storage, Inc.	8.	CBL & Associates Properties Inc.

4.	Health Care REIT, Inc.	9.	Kilroy Realty Corporation

5.	Federal Realty Investment Trust	10.	Kimco Realty Corporation

Top ten holdings comprise approximately 46% of total assets. Portfolio holdings are subject to change. This portfolio information should not be considered as a recommendation to purchase or sell a particular security.

11 Hanover Square, New York, NY 10005
www.GlobalIncomeFund.net

August 13, 2012

Dear Fellow Shareholders:

It is a pleasure to welcome the new shareholders who have made their investment in Global Income Fund since our last Report.

On February 29, 2012, the Company’s shareholders voted to approve the proposal to change the Company’s business from an investment company to an operating company that will own, operate, manage, acquire, develop, and redevelop professionally managed self storage facilities and, in connection therewith, to amend the Company’s fundamental investment restrictions to permit the Company to pursue its new business (“Business Proposal”). Insufficient shareholder votes were cast to approve the proposal to amend the Company’s Articles of Incorporation to impose certain limits and restrictions on ownership and transferability relating to the company’s capital stock in order to comply with certain federal tax requirements applicable to real estate investment trusts (“Charter Proposal”). Shareholders may be asked to consider and vote on the Charter Proposal at a meeting of shareholders to be held in the future.

Accordingly, the Company has invested predominantly in publicly traded REITs and sold substantially all assets in its portfolio that are not “Real Estate Assets” (which consist of real property, interests in REITs, interests in mortgages on real property, and other investments in the real estate investment, service and related industries). Over time, the Company expects to divest its holdings in such REITs and acquire and operate self storage facilities. Because the Company’s assets will be concentrated in Real Estate Assets, the value of the Company’s common stock may be subject to greater volatility than a company with a portfolio that is less concentrated by industry. If the securities of the real estate industry or self-storage facility companies as a group fall out of favor with investors, the Company could underperform other companies that have greater industry diversification.

Risk Factors

Shareholders should note that there are a number of risks related to the Company’s business following the consummation of the Business Proposal. Additionally, there are risks related to the operating performance of the Company’s self storage facilities, and the Company’s performance will be subject to risks associated with the real estate industry. There are also risks related to the Company’s organization and structure and tax status as a REIT.

The foregoing is qualified by reference to a more complete statement of applicable risks contained on page 21 of this report under “Risk Factors” and in the Company’s Proxy Statement dated November 9, 2011 and Supplemental Questions & Answers Regarding the Business Proposal dated November 23, 2011 which are available http://www.globalincomefund.net/proxy-statement.html and upon request by contacting the Company.

Economic and Market Report

According to the U.S. Federal Reserve, midway through the 2012 year economic activity in the United States was expanding at a somewhat more modest pace than earlier in the year. U.S. real gross domestic product increased at an annual rate of 1.9% in the first quarter of 2012, down from a 3.0% rate in the fourth quarter of 2011. Likewise, improvements in labor market conditions slowed since the beginning of the year, and the unemployment rate remained elevated at 8.2%. Consumer price inflation rates declined steadily in the first half, from approximately 2.9% in January to a 1.7% rate in June, primarily reflecting reductions in the prices of crude oil and gasoline.  In the view of the Federal Reserve, measures of long run inflation expectations continued to be stable. In the six months ending June 30, 2012, the S&P 500 Index returned 9.49% and the Barclays US Aggregate Bond TR USD Index returned 7.06%, according to Morningstar. The indexes are unmanaged and do not reflect fees and expenses, nor are they available for direct investment.

Portfolio Investment Strategy

The Company’s current strategy of investing in a global portfolio of REITs and related companies has resulted in a total return year-to-date based on net asset value of 11.45% and a total return based on market value of 10.30%. In the first six months of 2012, distributions paid totaled $0.13 per share. Recently the Company’s net asset value per share was $4.98 and its share closing market price was $4.05. While investment return and value will vary and shares of the Company may subsequently be worth more or less than original cost, this represents an opportunity for investors to purchase the Company’s shares at a discount to their underlying market value.

Distribution Policy and Tax Treatment

Under the current managed distribution policy, distributions of approximately 5% of the Fund’s net asset value per share on an annual basis are paid primarily from net investment income and any net realized capital gains, with the balance representing return of capital. In the first six months of 2012, distributions paid totaled $0.13 per share. As of the date of this letter, the majority of these distributions is comprised of net investment income and a lesser amount represents return of capital. This is an estimate based on information available at this time and is subject to change. Actual amounts may be re-characterized for tax purposes after the Fund’s fiscal year end. In the beginning of the year 2013, shareholders should receive information concerning the taxable status of the dividend distributions that were paid to shareholders of record in the 12 months ended December 31. The estimated components of each quarterly distribution that include a potential return of capital are provided to shareholders of record in a notice accompanying the distributions.  The Company currently has the intention of qualifying for treatment as a REIT for federal tax purposes beginning in fiscal year 2013, while maintaining its favorable tax treatment as an investment company through fiscal year 2012.

Internal Management

Also as previously announced, the Company’s Board of Directors has approved the termination of the Company’s Investment Management Agreement with CEF Advisers, Inc. effective June 30, 2012 as well as the termination of the Company’s dividend reinvestment plan. Following the termination of the Investment Management Agreement, the Company is being internally managed by its executive officers and other employees.   Effective July 1, 2012, in connection with the Company’s transition to internal management, portfolio management of the Company transferred from the Investment Policy Committee of the former investment manager to me, as President of the Company.  My business experience includes acting as trustee with responsibility for investment portfolio review for more than 17 years of two separate private charitable foundations with combined net assets of over $50 million.

Finally, I am sad to announce that my father, Bassett S. Winmill, Executive Chairman and a Director of the Company, died on May 15, 2012 at the age of 82. A member of the New York Society of Security Analysts, the Association for Investment Management and Research, and the International Society of Financial Analysts, he expected management focus, long term financial results reflecting a prudent use of capital, and clear accounting. He was instrumental in guiding the policy and new direction of the Company, and he will be sorely missed. The Company’s website, www.globalincomefund.net, provides investors with investment information, news, and other material regarding the Company.

As always, we are grateful to the Company’s long standing shareholders for their continuing support.

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
JUNE 30, 2012

Shares		Cost	Value

	COMMON STOCKS (70.47%)
	REAL ESTATE (1.46%)
	Property Management (1.46%)
	United States (1.46%)
33,000	CBRE Group, Inc.	$665,511	$539,880

	REAL ESTATE INVESTMENT TRUSTS (69.01%)
	Diversified (11.48%)
	United Kingdom (0.43%)
19,900	British Land Company plc ADR (a)	151,441	159,797

	United States (11.05%)
25,000	Annaly Capital Management, Inc.	389,937	419,500
55,000	Chimera Investment Corp.	157,713	129,800
19,000	Douglas Emmett, Inc.	424,737	438,900
33,000	MFA Financial, Inc.	248,408	260,370
15,000	PS Business Parks, Inc.	964,567	1,015,800
8,500	Public Storage	1,141,295	1,227,485
7,000	Vornado Realty Trust	581,904	587,860
		3,908,561	4,079,715
	Total Diversified	4,060,002	4,239,512

	Healthcare Facilities (6.09%)
	United States (6.09%)
13,000	HCP, Inc.	532,938	573,950
19,000	Health Care REIT, Inc.	1,036,008	1,107,700
9,000	Ventas, Inc.	513,344	568,080
		2,082,290	2,249,730
	Hotel/Motel (0.94%)
	United States (0.94%)
22,000	Host Hotels & Resorts, Inc.	351,943	348,040

	Industrial (9.54%)
	United States (9.54%)
45,000	CubeSmart	530,356	525,150
37,000	Extra Space Storage Inc.	1,038,162	1,132,200
29,000	ProLogis	997,864	963,670
18,000	Sovran Self Storage, Inc.	891,978	901,620
		3,458,360	3,522,640
	Mortgage Investment (1.04%)
	United States (1.04%)
21,000	Invesco Mortgage Capital Inc.	365,697	385,140

	Office (6.23%)
	United States (6.23%)
7,000	Boston Properties Inc.	734,002	758,590
22,000	Kilroy Realty Corp.	999,440	1,065,020
13,000	Liberty Property Trust	453,805	478,920
		2,187,247	2,302,530

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)

Shares		Cost	Value
	COMMON STOCKS (Continued)
	Residential (12.52%)
	United States (12.52%)
15,000	Apartment Investment and Management Company	$389,893	$405,450
4,000	AvalonBay Communities, Inc.	554,230	565,920
22,000	Education Realty Trust, Inc.	231,461	243,760
9,000	Equity Residential	536,562	561,240
6,500	Essex Property Trust, Inc.	968,299	1,000,480
9,000	Post Properties, Inc.	407,770	440,550
19,000	Senior Housing Properties Trust	419,689	424,080
38,000	UDR, Inc.	991,711	981,920
		4,499,615	4,623,400
	Retail (21.17%)
	Australia (0.43%)
8,200	Westfield Group ADR (a)	151,352	159,736

	United States (20.74%)
55,000	CBL & Associates Properties, Inc.	993,870	1,074,700
25,000	DDR Corp.	373,470	366,000
10,500	Federal Realty Investment Trust	1,016,314	1,092,945
15,000	General Growth Properties, Inc.	247,913	271,350
55,000	Kimco Realty Corp	1,018,929	1,046,650
11,000	Regency Centers Corp.	487,338	523,270
9,000	SL Green Realty Corp.	702,435	722,160
7,000	Simon Property Group, Inc.	999,187	1,089,620
14,000	Taubman Centers, Inc.	1,010,418	1,080,240
15,000	Weingarten Realty Investors	394,980	395,100
		7,244,854	7,662,035
	Total retail	7,396,206	7,821,771

	Total real estate investment trusts	24,401,360	25,492,763

	Total common stocks	25,066,871	26,032,643

	PREFERRED STOCKS (9.97%)
	DIVERSIFIED INVESTMENT SERVICES (1.53%)
	United States (1.53%)
4,000	BAC Capital Trust II, 7.00%	100,000	100,800
17,834	Corporate-Backed Trust Certificates, 8.20% (Motorola)	445,850	465,467
		545,850	566,267
	REAL ESTATE INVESTMENT TRUSTS (8.44%)
	Diversified (3.13%)
	United States (3.13%)
15,000	PS Business Parks, Inc., 6.70%, Series P	380,700	379,050
15,000	Public Storage, 6.125%, Series A	391,839	391,500
15,000	Public Storage, 6.45%, Series F	380,685	384,450
		1,153,224	1,155,000

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONCLUDED)

Shares		Cost	Value

	PREFERRED STOCKS (Continued)
	Industrial (2.15%)
	United States (2.15%)
15,000	CubeSmart 7.75%, Series A	$389,806	$394,650
15,000	Monmouth Real Estate Investment Corp. 7.875%, Series B	402,042	396,450
		791,848	791,100
	Office (1.02%)
	United States (1.02%)
15,000	Duke Realty Corp. 6.50%, Series K	373,313	377,850

	Retail (2.14%)
	United States (2.14%)
15,000	Pennsylvania Real Estate Investment Trust 8.25%, Series A	380,663	386,250
15,000	Realty Income Corp. 6.625%, Series F	396,285	405,000
		776,948	791,250
	Total real estate investment trusts	3,095,333	3,115,200

	Total preferred stocks	3,641,183	3,681,467

Principal	TIME DEPOSIT (19.51%)
Amount	United States
	State Street Bank and Trust Company, Grand Cayman Branch,
$7,208,225	Eurodollar Time Deposit 0.01%, 7/2/12	7,208,225	7,208,225

	Total investments (99.95%)	$35,916,279	36,922,335

	Other assets in excess of liabilities (0.05%)		17,524

	Net assets (100.00%)		$36,939,859

(a)	The company is organized as a real estate investment trust as defined by the laws of its country of domicile.

ADR           American Depositary Receipt
REIT           Real Estate Investment Trust

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2012 (Unaudited)

ASSETS
Investments, at value (cost: $35,916,279)	$36,922,335
Dividends receivable	108,313
Other assets	4,976
Total assets	37,035 624

LIABILITIES
Payables
Accrued expenses	66,744
Investment management	20,548
Administrative services	8,473
Total liabilities	95,765

NET ASSETS	$36,939,859

NET ASSET VALUE PER SHARE
(applicable to 7,416,766 shares issued
and outstanding)	$4.98

NET ASSETS CONSIST OF
Paid in capital	$33,242,617
Accumulated net investment loss	(660,742)
Accumulated net realized gain on
investments and foreign currencies	3,027,882
Net unrealized appreciation on
investments and foreign currencies	1,330,102
$36,939,859

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2012 (Unaudited)

INVESTMENT INCOME
Dividends	$613,385
Interest	47,286
Total investment income	660,671

EXPENSES
Investment management	126,237
Legal	104,011
Shareholder communications	27,255
Administrative services	23,790
Bookkeeping and pricing	20,930
Directors	19,030
Auditing	11,530
Transfer agent	7,480
Custodian	7,240
Insurance	6,370
Other	2,547
Total expenses	356,420
Net investment income	304,251

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investments	1,445,814
Foreign currencies	(24,308)
Net unrealized appreciation
Investments	2,067,559
Translation of assets and liabilities
in foreign currencies	5,928
Net realized and unrealized gain	3,494,993
Net increase in net assets
resulting from operations	$3,799,244

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
OPERATIONS
Net investment income	$304,251	$1,392,273
Net realized gain	1,421,506	3,652,293
Unrealized appreciation (depreciation)	2,073,487	(6,102,150)

Net increase (decrease) in net assets resulting from operations	3,799,244	(1,057,584)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from ordinary income ($0.13 and $0.26 per share, respectively)	(964,129)	(1,927,516)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions to shareholders (783 and 3,888 shares, respectively)	3,163	15,562

Total increase (decrease) in net assets	2,838,278	(2,969,538)

NET ASSETS
Beginning of period	34,101,581	37,071,119

End of period	$36,939,859	$34,101,581

End of period net assets include undistributed net investment loss	$(660,742)	$(864)

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS – JUNE 30, 2012 (UNAUDITED)

1.	Organization and Significant Accounting Policies

Global Income Fund, Inc., (the “Company” or the “Fund”), a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified, closed end management investment company, whose shares are quoted over the counter under the ticker symbol GIFD.

On February 29, 2012, shareholders voted to approve a proposal to change the Company’s business from an investment company investing primarily in closed end funds that invest significantly in income producing securities and a global portfolio of investment grade fixed income securities to an operating company that will own, operate, manage, acquire, develop and redevelop professionally managed self storage facilities (the “Business Proposal”).  In connection therewith, the Company has amended its fundamental investment restrictions to permit it to pursue its new business. The Company may invest in publicly traded real estate investment trust (“REIT”) securities and “Real Estate Assets” (which consist of real property, interests in REITs, interests in mortgages on real property, and other investments in the real estate investment, service and related industries) as well as acquiring and operating self storage facilities. The Company currently intends to pursue its new business with the intention of qualifying for treatment as a REIT for federal tax purposes in the fiscal 2013 tax year.

The following is a summary of the Fund’s significant accounting policies:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used.  Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.  Certain of the securities in which the Fund may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services. Open end investment companies are valued at their net asset value.  Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when stockholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established or approved by the Fund’s Board of Directors, called fair value pricing.  Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Foreign Currency Contracts – Forward foreign currency contracts are marked to market and the change in market value is recorded by the Fund as an unrealized gain or loss.  When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies (the “Acquired Funds”) in accordance with the Act and related rules.  Shareholders in the Fund bear the pro rata portion of the fees and  expenses of the Acquired Funds in addition to the Fund’s expenses. Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds.  The fees and expenses of the Acquired Funds are reflected in the Fund’s total returns.

NOTES TO FINANCIAL STATEMENTS – JUNE 30, 2012 (UNAUDITED) (CONTINUED)

Investments in Real Estate Investment Trusts – Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available.  Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains.  The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Investment in Self Storage Group I LLC – The Company formed Self Storage Group I LLC (“SSGI”), a wholly owned and controlled subsidiary, which will seek to own, operate, manage, acquire, develop and redevelop professionally managed self storage facilities. SSGI is a Delaware limited liability company and the Company is its sole member. SSGI will seek to qualify as a REIT for federal income tax purposes in 2012.

As of June 30, 2012, the Company has not contributed any capital to SSGI and SSGI has not commenced operations. Certain officers and employees of the Company are officers and employees of SSGI.

Short Sales – The Fund may sell a security short it does not own in anticipation of a decline in the market value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. The Fund is liable for any dividends or interest paid on securities sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. Securities sold short result in off balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed).  Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Interest income is recorded on the accrual basis.  Amortization of premium and accretion of discount on debt securities are included in interest income.  Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as practicable after the Fund is notified. Taxes withheld on income from foreign securities have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed by the Investment Manager to have been incurred solely by the Fund are charged to the Fund.  Expenses deemed by the Investment Manager to have been incurred jointly by the Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager (the “Fund Complex”) or other entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

Expense Reduction Arrangement – Through arrangements with the Fund’s custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. No credits were realized by the Fund during the periods covered by this report.

Distributions to Shareholders – Distributions to shareholders, are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code (the “IRC”) and to dis- tribute to its shareholders substantially all of its taxable income and net realized gains.  Foreign securities held by the Fund may be subject to foreign taxation.  Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2009 – 2011), or expected to be taken in the Fund’s 2012 tax returns.

NOTES TO FINANCIAL STATEMENTS – JUNE 30, 2012 (UNAUDITED) (CONTINUED)

Use of Estimates – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”), management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Recent Accounting Standards Update – In December 2011, FASB issued ASU 2011-11 “Disclosures about Offsetting Assets and Liabilities.” The amendments in ASU 2011-11 will require the Fund to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 requires retrospective application for all comparative periods presented. The Fund is evaluating ASU 2011-11 and the impact it may have to its financial statement disclosures.

2.	Fees and Transactions with Related Parties

On May 15, 2012, Bassett S. Winmill the owner of 100% of the voting stock of Winmill & Co. Incorporated (“Winco”), the parent company of CEF Advisers, Inc., the  Fund’s investment manager on that date, passed away. Mr. Winmill was deemed to be a controlling person of Winco and therefore, CEF Advisers. Under the Act such a change in control results in an assignment of the former investment management agreement (“Former Investment Management Agreement”) between the Company and CEF Advisers and its automatic termination. The Company’s Board of Directors approved an interim investment management agreement on May 25, 2012, under which CEF Advisers continued to manage the Company. The interim investment management agreement was substantially identical to the Former Investment Management Agreement (with the exception of different effective and termination dates) and did not result in changes in the management of the Company, fees, or services provided.

In connection with implementation of the Business Proposal, on June 15, 2012, the Company’s Board of Directors approved the termination of the Company’s interim investment management agreement with CEF Advisers effective June 30, 2012 and the internal management of the Company by its executive officers and employees or agents, who are substantially identical to those of CEF Advisers.  Mark C. Winmill, President, CEO and Director of the Company, is responsible for managing the Company’s investment portfolio.  The Board of Directors also approved the immediate termination of Company’s dividend reinvestment plan, and investment by the Company in real property self storage facilities, subject to certain regulatory requirements currently applicable to the Company as a registered investment company. Until the Business Proposal is fully implemented, the Company’s Board of Directors has the power to change or modify the proposal if it concludes that doing so would be in the best interests of the Company and its shareholders.

Prior to June 30, 2012, the Company retained CEF Advisers pursuant to the interim investment management agreement and Former Investment Management Agreement, and CEF Advisers received a management fee and was reimbursed by the Company for providing at cost certain administrative services comprised of compliance and accounting services.  The management fee was  payable monthly, based on the average daily net assets of the Company at an annual rate of 7/10 of 1% of the first $50 million, 5/8 of 1% over $50 million to $150 million, and 1/2 of 1% over $150 million.  For the six months ended June 30, 2012, the Company incurred total administrative costs of $23,790, comprised of $18,200 and $5,590 for compliance and accounting services, respectively. Certain officers and directors of the Company are officers and directors of CEF Advisers.

NOTES TO FINANCIAL STATEMENTS – JUNE 30, 2012 (UNAUDITED) (CONTINUED)

3.	Distributions to Shareholders and Distributable Earnings

The Fund paid distributions totaling $964,129 for the six months ended June 30, 2012. The classification of these distributions for federal income tax purposes will be determined after the Fund's fiscal year ending December 31, 2012.

During the year ended December 31, 2011, the Fund paid distributions to shareholders of $1,927,516. The tax character of such distributions were comprised of ordinary income.

The components of distributable earnings on a tax basis were as follows:

Undistributed net capital gains	$1,606,376
Unrealized depreciation on investments and foreign currencies	(743,385)
Post-October currency losses	(864)
$862,127

Federal income tax regulations permit post-October net capital and currency losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

4.	Value Measurements

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

•    Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 – unobservable inputs for the asset or liability including the Fund’s own assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS – JUNE 30, 2012 (UNAUDITED) (CONTINUED)

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis

Equity securities (common and preferred stock) – Equity securities traded on a national securities exchange or market are stated normally at the official closing price, last sale price or, if no sale has occurred, the most recent last sale or the closing bid price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Preferred stock and other equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Debt securities – The fair value of debt securities is estimated using various techniques, which may consider, among other things, recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although most debt securities may be categorized in level 2 of the fair value hierarchy, in instances where lower relative consideration is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

NOTES TO FINANCIAL STATEMENTS – JUNE 30, 2012 (UNAUDITED) (CONTINUED)

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s assets carried at fair value. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

	Level 1	Level 2	Level 3	Total
Assets
Investments, at value
Common Stocks
Real Estate
Property Management
United States	$539,880	$—	$—	$539,880
Real Estate Investment Trusts
Diversified
United Kingdom	159,797	—	—	159,797
United States	4,079,715	—	—	4,079,715
Healthcare Facilities
United States	2,249,730	—	—	2,249,730
Hotel/Motel
United States	348,040	—	—	348,040
Industrial
United States	3,522,640	—	—	3,522,640
Mortgage Investment
United States	385,140	—	—	385,140
Office
United States	2,302,530	—	—	2,302,530
Residential
United States	4,623,400	—	—	4,623,400
Retail
Australia	159,736	—	—	159,736
United States	7,662,035	—	—	7,662,035
Preferred Stocks
Diversified Investment Services
United States	566,267	—	—	566,267
Real Estate Investment Trusts
Diversified
United States	1,155,000	—	—	1,155,000
Industrial
United States	791,100	—	—	791,100
Office
United States	377,850	—	—	377,850
Retail
United States	791,250	—	—	791,250
Time Deposit
United States	—	7,208,225	—	7,208,225
Total investments, at value	$29,714,110	$7,208,225	$—	$36,922,335

There were no securities that transferred from level 1 on December 31, 2011 to level 2 on June 30, 2012. Transfers from level 1 to level 2, or from level 2 to level 1 are valued utilizing values at the beginning of the period.

NOTES TO FINANCIAL STATEMENTS – JUNE 30, 2012 (UNAUDITED) (CONTINUED)

5.	Investment Transactions

Purchases and proceeds or maturities of investment securities, excluding short term investments, were $29,141,883 and $29,580,874, respectively, for the six months ended June 30, 2012. As of June 30, 2012, for federal income tax purposes the aggregate cost of investment securities was $35,916,279 and net unrealized appreciation was $1,006,056, comprised of gross unrealized appreciation of $1,227,745 and gross unrealized depreciation of $221,689.

6.	Borrowing and Securities Lending

Effective March 29, 2012, the Fund entered into a Committed Facility Agreement (the “CFA”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows the Fund to adjust its credit facility amount up to $20,000,000, and a Lending Agreement, as defined below. Borrowings under the CFA are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest is charged at the 1 month LIBOR (London Inter-bank Offered Rate) plus 0.95% on the amount borrowed and 0.50% on the undrawn balance.

The Lending Agreement provides that BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the CFA.  BNP may reregister the Lent Securities in its own name or in another name other than the Fund and may pledge, re-pledge, sell, lend, or otherwise transfer or use the Lent Securities with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. BNP must remit payment to the Fund equal to the amount of all dividends, interest, or other distributions earned or made by the Lent Securities.

Under the Lending Agreement, Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the CFA (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair value of such Lent Securities against the Current Borrowings. As of June 30, 2012, there were no Lent Securities.

Prior to March 29, 2012, the Fund and the other Funds in the Fund Complex (the “Borrowers”) had a committed secured line of credit facility with a bank in aggregate of $30,000,000.  The borrowing of each Borrower was collateralized by the underlying investments of such Borrower, the bank made revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower, the least of 30% of the total net assets (as defined in the line of credit facility) of a Borrower, the maximum amount permitted pursuant to each Borrower’s investment policies, or as permitted under the Act. The commitment fee on this facility was 0.15% per annum and all loans under this facility were available at the Borrower’s option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 1.10% per annum.

During the six months ended June 30, 2012, the Fund did not borrow through the CFA or its credit facility.

NOTES TO FINANCIAL STATEMENTS – JUNE 30, 2012 (UNAUDITED) (CONTINUED)

7.	Investment and Securities Risk

Foreign securities risk. Investments in the securities of foreign issuers involve special risks, including changes in foreign exchange rates and the possibility of future adverse political and economic developments, which could adversely affect the value of such securities. Moreover, securities in foreign issuers and markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

Non-diversified Fund risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund.

Equity securities risk. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Concentration risk. A significant percentage of the portfolio of investments may be comprised of issuers in a single industry or sector of the economy. If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

REIT risk. The Fund’s investments in securities of real estate companies involve risks. the REITs in which the Fund invests are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

8.	Capital Stock

The Fund is authorized to issue 20,000,000 shares of $0.01 par value common stock. Transactions in common stock consisting of shares issued in reinvestment of distributions for the six month and one year periods ended June 30, 2012 and December 31, 2011, respectively, were as follows:

	2012	2011
Shares issued	783	3,888
Increase in paid in capital	$3,163	$15,562

As of June 30, 2012, Winco owned approximately 1% of the Fund’s outstanding common stock.

9.	Share Repurchase Program

In accordance with Section 23(c) of the Act, the Fund may from time to time repurchase its shares in the open market at the discretion of and upon such terms as the Board of Directors shall determine.  During the six month and one year periods ended June 30, 2012 and December 31, 2011, respectively, the Fund did not repurchase any of its shares.

10.	Contingencies

The Fund indemnifies its officers and directors from certain liabilities that might arise from their performance of their duties for the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

NOTES TO FINANCIAL STATEMENTS – JUNE 30, 2012 (UNAUDITED) (CONTINUED)

11.	Other Information

The Fund may at times raise cash for investment by issuing shares through one or more offerings, including rights offerings. Proceeds from any such offerings will be invested in accordance with the investment objectives and policies of the Fund.

12.	Subsequent Events

The Fund has evaluated subsequent events through the date the financial statements were issued and determined that no subsequent events have occurred that require additional disclosure in the financial statements. However, the following are details relating to subsequent events that occurred since June 30, 2012:

As of July 1, 2012, the Company began operating under internal management. Certain officers and directors of the Company also serve as officers and/or directors of Winco, Bexil Corporation, Tuxis Corporation, and their affiliates (collectively with the Company, the “Affiliates”). Pursuant to an arrangement between a professional employer organization (“PEO”) and the Affiliates, the PEO provides payroll, benefits, compliance, and related services for employees of the Affiliates in accordance with applicable rules and regulations under the IRC, and in connection therewith Midas Management Corporation, a subsidiary of Winco, acts as a conduit payer of compensation and benefits to Affiliate employees including those who are concurrently employed. Rent expense of concurrently used office space and overhead expenses for various concurrently used administrative and support functions incurred by the Affiliates are allocated at cost among them. The Affiliates participate in a 401(k) retirement savings plan for substantially all qualified employees. A matching expense based upon a percentage of contributions to the plan by eligible employees is incurred and allocated among the Affiliates. The matching expense is accrued and funded on a current basis and may not exceed the amount permitted as a deductible expense under the IRC.   As of July 31, 2012, the Company incurred approximately $35,000 in expenses related to internal management comprised of compensation and benefits, rent, and overhead.

On July 9, 2012, the Company deposited an initial capital contribution of $50,000 in cash to SSGI.

As of August 2, 2012, Winco owned approximately 2% of the outstanding common stock of the Company.

On August 13, 2012, the Company’s Board of Directors adopted a shareholder rights plan (the “Plan”) dated August 14, 2012. To implement the Plan, the Board of Directors declared a special dividend distribution of one non-transferable right for each outstanding share of the Company’s common stock, par value $.01 per share, to shareholders of record at the close of business on August 14, 2012.  Each right entitles the registered holder to purchase from the Company six shares of its common stock, par value $.01 per share, subject to adjustment. The rights will be distributed as a non-taxable dividend and will expire on December 12, 2012 unless earlier redeemed or exchanged by the Company. The rights will be evidenced by the underlying Company common stock and no separate rights certificates will presently be distributed.  Subject to certain exceptions in the rights agreement, the rights will become exercisable 10 days following a public announcement that a “person” (as defined in the Rights Agreement) or a group of affiliated or associated persons have acquired “beneficial ownership” (as defined in the Rights Agreement) of 22% or more of the outstanding shares of the Company’s common stock.  In this event, however, any person who “beneficially owns” (as defined in the Rights Agreement) more than 20% of the outstanding common shares of the Company’s common stock will not be permitted to exercise any rights associated with common shares beneficially owned in excess of 20% of the outstanding common shares of the Company, and those additional rights will be deemed null and void. The Board of Directors may terminate the Plan at any time or redeem the rights, for $.01 per right, at any time before a person or a group of affiliated or associated persons beneficially owns 22% or more of the Company’s common stock. Under certain circumstances, as set forth in the Rights Agreement, certain rights owned by any person who is or becomes an acquiring person (as defined in the Rights Agreement) shall become null and void.

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Six Months Ended June 30, 2012
		Year Ended December 31,
		2011	2010	2009	2008	2007
Per Share Operating Performance
(for a share outstanding throughout each period)
Net asset value, beginning of period	$4.60	$5.00	$4.43	$3.64	$4.60	$4.38
Income from investment operations:
Net investment income (1)	.04	.19	.20	.21	.19	.13
Net realized and unrealized gain (loss)
on investments	.47	(.33)	.59	.82	(.91)	.31
Total income from investment operations	.51	(.14)	.79	1.03	(.72)	.44
Less distributions:
Net investment income	(.13)	(.26)	(.22)	(.24)	(.24)	(.17)
Return of capital	–	–	–	–	–	(.05)
Total distributions	(.13)	(.26)	(.22)	(.24)	(.24)	(.22)
Net asset value, end of period	$4.98	$4.60	$5.00	$4.43	$3.64	$4.60
Market value, end of period	$4.05	$3.78	$4.17	$3.65	$2.70	$3.90
Total Return (2)
Based on net asset value	11.45%	(1.86)%	19.60%	31.03%	(14.94)%	11.00%
Based on market price	10.30%	(3.30)%	21.07%	45.55%	(25.58)%	(1.39)%
Ratios/Supplemental Data (3)
Net assets, end of period (000’s omitted)	$36,940	$34,102	$37,071	$32,813	$26,979	$34,057
Ratio of total expenses to average net assets	1.96%*	2.31%	2.00%	1.62%	1.68%	1.77%
Ratio of net expenses to average net assets	1.96%*	2.31%	2.00%	1.62%	1.68%	1.77%
Ratio of net expenses excluding loan
interest and fees to average net assets	1.96%*	2.30%	1.96%	1.56%	1.66%	1.75%
Ratio of net investment income to
average net assets	1.68%*	4.31%	4.33%	5.23%	4.31%	2.91%
Portfolio turnover rate	103%	22%	55%	48%	21%	10%

(1)	The per share amounts were calculated using the average number of common shares outstanding during the period.

(2)
Total return on a market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan if in effect or, if there is no plan in effect, at the lower of the per share net asset value or closing market price of the Fund’s shares on the dividend/distribution date. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the mar- ket value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

(3)	Expense and income ratios for 2008, 2009, 2010, 2011 and 2012 do not include expenses incurred by the Acquired Funds in which the Fund invests.

*	Annualized.

The additional information below and on the following pages is supplemental and not part of the unaudited financial statements of the Fund.

BOARD OF DIRECTORS’ APPROVAL OF THE FORMER AND INTERIM INVESTMENT MANAGEMENT AGREEMENTS

As previously discussed, the Company is managed internally by its executive officers and other employees, effective June 30, 2012.  Prior to that date, the Company retained CEF Advisers pursuant to the interim investment management agreement and Former Investment Management Agreement.  As noted previously, on May 15, 2012, there was a change of control of CEF Advisers due to death of Bassett S. Winmill which resulted in the assignment and automatic termination of the Former Investment Management Agreement. The Company’s Board of Directors approved an interim investment management agreement on May 25, 2012, under which CEF Advisers continued to manage the Company until June 30, 2012.

Basis for Approval of Former and Interim Investment Management Agreements

In considering the annual approval of the Former Investment Management Agreement at the Board’s meeting held on March 6, 2012, the Board considered all relevant factors, including, among other things, information that had been provided at other Board meetings, as well as information furnished to the Board for its meeting.  Such information included, among other things: information comparing the management fees of the Company with a peer group of broadly comparable funds, as determined by an independent data service; information regarding the Company’s investment performance in comparison to a relevant peer group of funds, as determined by an independent data service; the economic outlook and the general investment outlook in relevant investment markets; CEF Advisers’ results and financial condition and the overall organization of CEF Advisers; the allocation of brokerage and the benefits received by CEF Advisers as a result of brokerage allocation; CEF Advisers’ trading practices, including soft dollars; CEF Advisers’ management of relationships with custodians, transfer agents, pricing agents, brokers, and other service providers; the resources devoted to CEF Advisers’ compliance efforts undertaken on behalf of the Company and the record of compliance with the compliance programs of the Company, CEF Advisers, and its affiliates; the quality, nature, cost, and character of the administrative and other non-investment management services provided by CEF Advisers and its affiliates; the terms of the Former Investment Management Agreement; CEF Advisers’ gifts and entertainment log; and the reasonableness and appropriateness of the fee paid by the Company for the services provided.  The Board concluded that CEF Advisers was using soft dollars for the benefit of the Company and its shareholders.  The Board further concluded that CEF Advisers was using the Company’s assets for the benefit of the Company and its shareholders and was acting in the best interests of the Company.

The Board also considered the nature, extent, and quality of the management services provided by CEF Advisers.  In so doing, the Board considered CEF Advisers’ management capabilities with respect to the types of investments held by the Company and with respect to the investments contemplated in the Business Proposal, including information relating to the education, experience, and number of investment professionals and other personnel who provided services under the Former Investment Management Agreement.  The Board also took into account the time and attention to be devoted by management to the Company.  The Board evaluated the level of skill required to manage the Company and concluded that the resources available at CEF Advisers were appropriate to fulfill effectively its duties on behalf of the Company.  The Board noted that the employees of CEF Advisers are also employees of affiliates of CEF Advisers which have managed funds for many years and indicated its belief that a long-term relationship with capable, conscientious personnel is in the best interests of the Company.

The Board received information concerning the investment philosophy and investment process applied by CEF Advisers in managing the Company.  In this regard, the Board considered CEF Advisers’ in-house research capabilities as well as other resources available to CEF Advisers’ personnel, including research services that may be available to CEF Advisers as a result of securities transactions effected for the Company.  The Board concluded that CEF Advisers’ investment process, research capabilities, and philosophy were well suited to the Company, given the Company’s investment objective and policies.  In its review of comparative information with respect to the Company’s investment performance, the Board received information from an independent data service comparing the Company’s performance to that of a peer group of investment companies pursuing broadly similar strategies.  After reviewing this information, the Board concluded that the Company had performed within a range that the Board deemed competitive.  The Board further recognized that the Company’s investment program would be changing with the implementation of the Business Proposal and discussed with CEF Advisers its outlook on the factors likely to contribute to the Company’s performance in conjunction with the implementation of the Business Proposal.

With respect to its review of the fee payable under the Former Investment Management Agreement, the Board considered information provided by an independent data service comparing the Company’s management fee and expense ratio to those of a peer group of broadly comparable funds.  The Board considered the mean and median of the management fees and expense ratios of the Company’s peer group.  In reviewing the information regarding the expense ratio of the Company, the Board concluded that although the Company’s expense ratio, excluding extraordinary expenses, was higher relative to the Company’s peer group, it was competitive with comparable funds in light of the quality of services received and the level of assets managed.  The Board considered that the Company is a closed-end fund that does not continuously offer shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by CEF Advisers in managing the Company’s assets.  This information assisted the Board in concluding that the fee paid by the Company is within the range of those paid by comparable funds within the fund industry.  Further, the Board concluded that CEF Advisers’ fee bears a reasonable relationship to the services rendered and has been the product of arm’s-length bargaining.

In addition to the factors mentioned above, the Board considered the fiduciary duty assumed by CEF Advisers in connection with the services rendered to the Company and the business reputation of CEF Advisers and its financial resources.  The Board also considered information regarding the character and amount of other incidental benefits received by CEF Advisers and its affiliates from their association with the Company.  The Board concluded that potential “fall-out” benefits that CEF Advisers and its affiliates may receive, such as greater name recognition, affiliated brokerage commissions, or increased ability to obtain research services, appeared to be reasonable and may, in some cases, benefit the Company.  The Board also considered the profitability of CEF Advisers from its association with the Company.  The Board concluded that in light of the services rendered, the profits realized by CEF Advisers are not unreasonable.

The Board considered all relevant factors and did not consider any single factor as controlling in determining whether or not to renew the Former Investment Management Agreement.  In assessing the information provided by CEF Advisers and its affiliates, the Board also noted that it was taking into consideration the benefits to shareholders of investing in a Company that is part of a fund complex which provides a variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board, including all of the Independent Directors (i.e., those who are not “interested persons” of the Company within the meaning of the Act), concluded that the approval of the Former Investment Management Agreement, including the fee structure, is in the best interests of the Company. The interim investment management agreement was substantially identical to the Former Investment Management agreement (with the exception of different effective and termination dates) and did not result in changes in the management of the Company, fees, or services provided.

HISTORICAL DISTRIBUTION SUMMARY

	Investment	Return of
Period	Income	Capital	Total
6 Months Ended 6/30/12*	$0.130	$0.000	$0.130
2011	$0.260	$0.000	$0.260
2010	$0.220	$0.000	$0.220
2009	$0.235	$0.000	$0.235
2008	$0.240	$0.000	$0.240
2007	$0.170	$0.050	$0.220
2006	$0.130	$0.150	$0.280
2005	$0.200	$0.080	$0.280
2004	$0.245	$0.090	$0.335
2003	$0.220	$0.140	$0.360
2002	$0.280	$0.220	$0.500
2001	$0.360	$0.200	$0.560
2000	$0.420	$0.160	$0.580
6 Months Ended 12/31/99	$0.230	$0.070	$0.300
12 Months Ended 6/30/99	$0.550	$0.130	$0.680
12 Months Ended 6/30/98	$0.520	$0.320	$0.840

* The classification of these distributions for federal income tax purposes will be determined after the Fund’s fiscal year ending December 31, 2012. This is only an estimate based on information available at this time and is subject to change. Actual amounts may be recharacterized between net investment income and return of capital for purposes after year end 2012, although the exact amount is not estimable at June 30, 2012.

INVESTMENT OBJECTIVES AND POLICIES

The Company seeks to own, operate, manage, acquire, develop and redevelop professionally managed self storage facilities.  The Company may invest in publicly traded real estate investment trust (“REIT”) securities and “Real Estate Assets” (which consist of real property, interests in REITs, interests in mortgages on real property, and other investments in the real estate investment, service and related industries) as well as acquiring and operating self storage facilities. The Company’s Board of Directors has the power to change or modify the investment objectives and policies if it concludes that doing so would be in the best interests of the Company and its shareholders.

RISK FACTORS

Shareholders should note that there are a number of risks related to the Company’s business following the consummation of the Business Proposal. Additionally there are risks related to the operating performance of the Company’s self storage facilities and the Company’s performance will be subject to risks associated with the real estate industry. There are also risks related to the Company’s organization and structure and risks related to the Company’s tax status as a REIT.  The summary of risk factors below is qualified by reference to a more complete statement of applicable risks contained in the Company’s Proxy Statement dated November 9, 2011 and Supplemental Questions & Answers Regarding the Business Proposal dated November 23, 2011 which are available http://www.globalincome-fund.net/proxy-statement.html and upon request by contacting the Company.

There are a number of risks related to the Company’s business following the consummation of the Business Proposal and they should be noted:

•	The Company will pursue a business in which it has no operating history.
•	The Company’s investments will be subject to concentration risk.
•	The Company’s performance will be subject to risks associated with operation of self storage facilities.

The following factors, among others, may adversely affect the operating performance of the Company’s self storage facilities:

•	Perceptions by prospective tenants of the Company’s self storage properties of the safety, convenience, and attractiveness of such properties and the areas in which they are located.
•	A general decline in rental rates or an increase in tenant defaults.
•	Vacancies or inability to rent storage space on favorable terms.
•	Increases in operating costs.
•	Actual or perceived oversupply or declining demand of self storage in a particular area.
•	Difficulties in hiring, training and maintaining skilled field personnel.
•	Competition from other self storage facilities which may adversely impact the markets in which the Company invests and in which the Company’s self storage companies operate.

The Company’s performance will be subject to risks associated with the real estate industry. Some of these risks include:

•	The Company expects to invest in a limited number of self storage facilities.
•	Current economic conditions may adversely affect the Company’s business, financial condition and results of operations.
•	The Company may be unable to complete acquisitions that would grow its business.
•	The inability to achieve satisfactory completion of due diligence investigations and other customary closing conditions.
•	The consideration paid for properties may exceed their value.
•	The Company may acquire properties subject to liabilities.
•	The Company’s investments in development and redevelopment projects may not yield anticipated returns.
•	The Company may not complete development projects on schedule or within projected budgeted amounts.

•	The Company may encounter delays or refusals in obtaining all necessary zoning, land use, building, occupancy and other required governmental permits and authorizations.
•	The Company may be unable to increase occupancy at a newly acquired property as quickly as expect ed or at all.
•	The Company may be unable to obtain financing for these projects on favorable terms or at all.
•	The Company may fail to successfully integrate and operate acquired properties.
•	Regulatory compliance costs will reduce the Company’s income.
•	The Company may incur liability from tenant and employment-related claims and litigation.
•	Uninsured losses or losses in excess of the Company’s insurance coverage could adversely affect its financial condition and cash flow.
•	Perceptions of the self storage industry.
•	The Company’s investments will be relatively illiquid.
•	For a time, the Company’s performance will be subject to the risks of investment in publicly traded REITs.
•	Delays in acquisitions of self storage facilities may adversely affect your investment.
•	The Company may be unable to maintain its current level of distributions or increase distributions over time.

There are risks related to the Company’s organization and structure:

•	Management has no prior experience operating a REIT.
•	The Board may revoke the Company’s REIT election at any time.
•	The Company’s business could be harmed if key personnel with business experience in the self storage industry terminate their employment with the Company.
•	There may be conflicts of interest resulting from the relationships among the Company and its affiliates and other related parties.
•	The Company may sell its common stock at a price below book value without shareholder approval.
•	Failure to reclassify the Board and list the Company’s common stock on NASDAQ may adversely affect the Company’s reporting obligations to shareholders.
•	Certain provisions of Maryland law and in the Charter and By-laws may prevent changes in control or otherwise discourage takeover attempts that may be beneficial to shareholders.

There are risks related to the Company’s tax status as a REIT:

•	Even if the Company qualifies for federal tax treatment as a REIT, it may face tax liabilities that will reduce its cash flow.
•	Complying with the REIT Requirements may cause the Company to forego, or to liquidate, otherwise attractive opportunities.
•	Failure to qualify for treatment as a REIT would have significant adverse consequences.
•
The Company’s REIT taxable income may exceed its cash flow for a year, which could necessitate its borrowing funds and/or subject it to tax, thus reducing the cash available for distribution to its shareholders.

•	Distributions or gain on sale of shares may be treated as unrelated business taxable income to tax-exempt investors.
•	Dividends payable by the Company will not qualify for the reduced tax rates available for “qualified dividend income.”
•	REIT restrictions on ownership of shares may delay or prevent its acquisition by a third party.
•	The Company may be subject to adverse legislative or regulatory tax changes.

PROXY VOTING

The Fund’s Proxy Voting Guidelines, as well as its voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-344-6310, on the Securities and Exchange Commission (“SEC”) website at www.sec.gov, and on the Fund’s website at www.GlobalIncomeFund.net.

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available on its website at www.GlobalIncomeFund.net.

GLOBALINCOMEFUND.NET

Visit us on the web at www.GlobalIncomeFund.net for information about the Company.  For further information, please email us at info@GlobalIncomeFund.net.

MANAGED DISTRIBUTIONS

The Board’s current policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains, and to the extent necessary, paid in capital. The Fund is subject to U.S. corporate, tax, and securities laws. Under U.S. tax accounting rules, the amount of distributable net income is determined on an annual basis and is dependent during the fiscal year on the aggregate gains and losses realized by the Fund and, to a lesser extent, other factors. Therefore, the exact amount of distributable income can only be determined as of the end of the Fund’s fiscal year. Under the Act, however, the Fund is required to indicate the source of each distribution to shareholders. The Fund estimates that distributions for the period commencing January 1, 2012, including the distributions paid quarterly, will be comprised primarily from net investment income and the balance from paid in capital. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and other factors. In January, the Fund normally sends shareholders a Form 1099-DIV for the prior calendar year stating the amount and composition of distributions and providing information about their appropriate tax treatment.

RESULTS OF THE SPECIAL MEETING

A Special Meeting of Shareholders of the Fund was held on February 29, 2012 at the offices of the Fund at 11 Hanover Square, 12th Floor, New York, New York 10005, for the following purposes:

1.      To change the Fund’s business from an investment company to an operating company that will own, operate, manage, acquire, develop and redevelop professionally managed self storage facilities and, in connection therewith, to amend the Fund’s fundamental investment restrictions to permit the Fund to pursue its new business.

For	Against	Abstained
3,469,269	1,586,628	111,633

2.      To amend the Fund’s Articles of Incorporation to impose certain limits and restrictions on ownership and transferability relating to the Fund’s capital stock in order to comply with certain federal tax requirements applicable to real estate investment trusts.

For	Against	Abstained
3,496,781	1,555,590	115,159

STOCK DATA
Price (6/29/12)	$4.05
Net asset value (6/29/12)	$4.98
Discount	18.7%
Ticker	GIFD

2012 DISTRIBUTION DATES
Declaration	Record	Payment
March 1	March 15	March 30
June 1	June 15	June 29
September 4	September 17	September 28
December 3	December 14	December 28

STOCK TRANSFER AGENT AND REGISTRAR

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY  11219
www.amstock.com
1-800-278-4353

GLOBAL INCOME FUND

11 Hanover Square
New York, NY 10005
1-212-344-6310
www.GlobalIncomeFund.net

Cautionary Note Regarding Forward Looking Statements - This report contains “forward looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its cur-rent expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; closed end fund industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may in the future purchase shares of its own common stock in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

GLOBAL
INCOME
FUND

Printed on recycled paper

GIFD - SAR - 6/12

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchase.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global Income Fund, Inc.

September 10, 2012	By: /s/ Mark C. Winmill
Mark C. Winmill, President

Global Income Fund, Inc.

September 10, 2012	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Global Income Fund, Inc.

September 10, 2012	By: /s/ Mark C. Winmill
Mark C. Winmill, President

Global Income Fund, Inc.

September 10, 2012	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer